UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   April 28, 2005


                           ART TECHNOLOGY GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     000-26679                   04-3141918
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


25 First Street, Cambridge, Massachusetts                           02141
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (617) 386-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     Today we issued a press release announcing our results of operations for the quarter ended March 31, 2005. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

     The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

 Number         Title
--------        -----
  99.1          April 28, 2005 press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ART TECHNOLOGY GROUP, INC.


Date: April 28, 2005                               By: /s/ Edward Terino
                                                       -------------------------
                                                       Edward Terino
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  Exhibit Index

Number          Title
------          -----

 99.1           April 28, 2005 press release